UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2020 (January 7, 2019)

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Park Plaza, Suite 550 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (949) 480-8300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On November 18, 2019, Acacia Research Corporation (the “Company”) entered into a Governance Agreement (the “Governance Agreement”) with Starboard Value LP (the “Designee”) and certain affiliates of the Designee (collectively, “Starboard”), pursuant to which, among other things, the Company agreed to (i) increase the size of the Board of Directors of the Company (the “Board”) from six to seven members, (ii) appoint Jonathan Sagal as a director of the Company (the “Starboard Appointee”), (iii) grant Starboard the right to recommend two additional directors for appointment to the Board (the “Additional Appointees”), (iv) form a Strategic Committee of the Board (the “Strategic Committee”), which will be tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more Approved Investments (as defined in the Purchase Agreement), (v) appoint Clifford Press, Alfred V. Tobia, Jr. and Jonathan Sagal to the Strategic Committee, with Clifford Press serving as its Chairman, and (vi) appoint Jonathan Sagal to the Nominating and Corporate Governance Committee. The Governance Agreement was entered into in connection with certain transactions contemplated by that certain Securities Purchase Agreement dated November 18, 2019 (the “Purchase Agreement”), by and among the Company, the Designee and the Buyers (as defined in the Purchase Agreement) (the “Financing”).

On January 7, 2020, the Company entered into an Amendment No. 1 to Governance Agreement with Starboard (the “Amendment”). Capitalized terms used in this Item 1.01 but not defined herein shall have the meanings set forth in the Amendment.

Under the terms of the Amendment, if there is a vacancy on the Board during the Governance Period (as defined below) as a result of any of the Starboard Appointee or the Additional Appointees no longer serving on the Board for any reason, then Starboard will be entitled to designate a replacement thereof; provided that at such time certain criteria set forth in the Governance Agreement are satisfied, including that Starboard beneficially own, in the aggregate, at least 4.0% of the Company’s then-outstanding Common Stock (on an as-converted basis, if applicable) (the “Minimum Ownership Threshold”). “Governance Period” means the period beginning on November 18, 2019 and ending on the earlier of (i) fifteen (15) days prior to the deadline for the submission of stockholder nominations for the Company’s 2020 annual meeting of stockholders pursuant to the Company’s Second Amended and Restated Bylaws, or (ii) April 6, 2020. The Governance Period may be extended by Starboard subject to certain requirements, including but not limited to the satisfaction by Starboard of the Minimum Ownership Threshold.
The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and are qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2019, the Company filed a Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Shares. The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing.

On January 7, 2020, the Company filed an Amended and Restated Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock (the “Amended Certificate”) with the Secretary of State of the State of Delaware. The Amended Certificate became effective with the Secretary of State of the State of Delaware upon filing. Capitalized terms used in this Item 5.03 but not defined herein shall have the meanings set forth in the Amended Certificate.

The Amended Certificate amends and restates the Certificate of Designations solely to reflect that the Preferred Shares may vote with common stockholders on an as-converted basis on all matters, without regard to limitations on conversion other than the Exchange Cap (as defined below) and the Minimum Price (as defined below). For purposes of calculating the number of votes to which each Preferred Share is entitled, the conversion price will be the higher of (i) the conversion price then in effect and (ii) $2.86 (the “Minimum Price”).

The Preferred Shares may not be converted to the extent that such conversion (together with any shares issued upon exercise of the Series A Warrants issued under the Purchase Agreement) would result in the issuance of greater than 19.99% of the number of Common Stock outstanding as of November 18, 2019 (the “Exchange Cap”).

A copy of the Amended Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amended Certificate does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Important Additional Information and Where to Find It

In connection with the Financing, the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other documents relating to the Financing and the stockholder approvals required thereunder and may file one or more amendments to such documents. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE FINANCING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FINANCING AND THE AUTHORIZATION AND ISSUANCE OF SECURITIES THEREUNDER. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Acacia Research Corporation, 4 Park Plaza, Suite 550, Irvine, California 92614, Attention: Corporate Secretary, Telephone: (949) 480-8300.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed authorization and issuance of securities. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company stockholders generally, is set forth in the Company’s preliminary proxy statement for the Company’s special meeting of stockholders, previously filed with the SEC on December 10, 2019, the Company’s definitive proxy statement for the Company’s 2019 annual meeting of stockholders, previously filed with the SEC on June 14, 2019, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 15, 2019, as amended by Amendment No. 1 to Form 10-K on Form 10-K/A, filed with the SEC on April 30, 2019, as well as other documents filed with the SEC. Additional information regarding the interests of such participants will be included in the definitive proxy statement and other relevant documents regarding the Financing filed with the SEC when they become available. To the extent holdings of such participants in the Company’s securities are not reported, or have changed since the amounts described in the proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, as filed with the Delaware Secretary of State on January 7, 2020
10.1	Amendment No. 1 to Governance Agreement dated January 7, 2020, by and among Acacia Research Corporation and the entities and natural persons set forth on the signature pages thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ACACIA RESEARCH CORPORATION
Date: January 13, 2020
/s/ Clifford Press
Chief Executive Officer